Harbor Large Cap Value Fund

Retirement Class HNLVX
Institutional Class HAVLX
Administrative Class HRLVX
Investor Class HILVX

Summary Prospectus – March 1, 2024
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2024, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.05%	0.13%	0.13%	0.24%
Total Annual Fund Operating Expenses	0.65%	0.73%	0.98%	1.09%
Expense Reimbursement[1]	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.61%	0.69%	0.94%	1.05%
1  The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.61%, 0.69%, 0.94%, and 1.05% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2025. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$62	$204	$358	$807
Institutional	$70	$229	$402	$903
Administrative	$96	$308	$538	$1,198
Investor	$107	$343	$597	$1,325
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks of large cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large cap companies.
The Fund defines large cap companies as those with market capitalizations that fall within the range of the Russell 1000® Value Index. As of December 31, 2023, the range of the Index was $270 million to $773.35 billion, but it is expected to change frequently.
The Subadvisor employs a fundamental, bottom-up research driven approach to identify approximately 35 to 45 companies for investment by the Fund. The Subadvisor focuses on those companies that it believes are higher quality businesses that are undervalued by the market relative to what the Subadvisor believes to be their fair value.
The Subadvisor seeks to identify higher quality companies by focusing on the following attributes:
■
Attractive business fundamentals
■
Strong financials
■
Experienced, motivated company management
■
High and/or consistently improving market position, return on invested capital and operating margins
The Subadvisor then assesses the attractiveness of the valuations of those higher quality companies by analyzing a variety of valuation metrics, such as cash flow return on enterprise value, price-to-earnings, sales and free cash flow ratios and break-up values, among others.
The Subadvisor looks for potential catalysts for the company’s business that could help unlock what the Subadvisor believes is the company’s true value, including:
■
Productive use of strong free cash flow
■
Restructuring and/or productivity gains
■
Change in management or control
■
Innovative, competitively superior products
■
Accretive acquisitions or divestitures
The Subadvisor also considers environmental, social and governance (“ESG”) factors to be integral components its analysis and engages with companies on these topics. The key ESG

Summary Prospectus
Harbor Large Cap Value Fund

considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.
The Subadvisor may sell a holding if the value potential is realized, if warning signals emerge of fundamental deterioration, or if the valuation is no longer compelling relative to other investment opportunities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Value Style Risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Summary Prospectus
Harbor Large Cap Value Fund

Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	20.89%	Q2 2020
Worst Quarter	-24.01%	Q1 2020
Average Annual Total Returns — As of December 31, 2023

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Large Cap Value Fund
Retirement Class* Before Taxes	19.83%	14.20%	11.18%	10.24%	03-01-2016
Institutional Class Before Taxes	19.67%	14.09%	11.11%	10.22%	12-29-1987
After Taxes on Distributions	18.50%	13.18%	10.03%	N/A
After Taxes on Distributions and Sale of Fund Shares	12.41%	11.23%	8.88%	N/A
Administrative Class Before Taxes	19.36%	13.81%	10.81%	9.59%	11-01-2002
Investor Class Before Taxes	19.26%	13.70%	10.70%	9.44%	11-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Russell 1000® Value Index^	11.46%	10.91%	8.40%	10.27%
S&P 500 Index^^	26.29%	15.69%	12.03%	10.92%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares. The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
^^Since Inception return based on the inception date of the Institutional Class shares. This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

Summary Prospectus
Harbor Large Cap Value Fund

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Aristotle Capital Management, LLC (“Aristotle”) has subadvised the Fund since May 2012.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Howard Gleicher, CFA Aristotle Capital Management, LLC
Mr. Gleicher is the Chief Executive Officer and Chief Investment Officer of Aristotle and has managed the Fund since 2012.
Gregory D. Padilla, CFA Aristotle Capital Management, LLC
Mr. Padilla is a Portfolio Manager and Senior Global Research Analyst of Aristotle and has managed the Fund since 2018.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1  There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
HARBOR LARGE CAP VALUE FUND
March 1, 2024
Retirement Class	Institutional Class	Administrative Class	Investor Class

HNLVX	HAVLX	HRLVX	HILVX

HF.SP.LCV.0324
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302